UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 8, 2007

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2038 Corte Del Nogal, Suite 110
Carlsbad, CA 92011
(Address of principal executive offices)

(760) 804-8844
(Registrant’s Telephone Number)

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report orCompleted Interim Review.

On August 8, 2007, we received a letter from our auditors, Malone & Bailey, PC, regarding our previously-issued financial statements.  As reported in our quarterly report for the period ended September 30, 2006 on Form 10-QSB, Quest Oil Corporation disclosed that it had determined that the May 2005 financing contained derivative financial instruments that were not accounted for properly.  However, we have not amended the annual report on Form 10-KSB for the year ended March 31, 2006 to reflect the restatement.  Therefore, Malone & Bailey has withdrawn their previously issued audit report dated August 11, 2006.

In addition, On July 17, 2006, Quest Oil Corporation filed Form 8-K indicating that the previously-issued interim financial statements for the three months ended June 30, 2005, September 30, 2005 and December 31, 2005 should not be relied upon because the financial statements do not properly reflect non-cash transactions. These transactions include derivatives related to convertible debt.  In addition, the previously-issued interim financial statement for the three months ended June 30, 2006 should not be relied upon because the financial statements do not properly reflect derivative financial instruments related to the May 2005 financing.

Quest Oil Corporation currently does not have the resources to complete the necessary restatements, but will proceed to complete such restatements upon the availability of additional financing.

 Section 9 - Financial Statements and Exhibits

     Item 9.01   Financial Statements and Exhibits.

     (c)    Exhibits .

Number	Description

16.1	Letter from Malone & Bailey, PC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Phillip C. Scott ______________
By:	Phillip C. Scott
Its:	Chief Financial Officer